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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported) June 17, 1998
                                                ---------------

                                Arden Group, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


         Delaware                         0-9904                95-3163136
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(State or Other                   (Commission File Number)  (I.R.S. Employer
 Jurisdiction of Incorporation)                              Identification No.)


         2020 South Central Avenue, Compton, California          90220
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            (Address of Principal Executive Offices)           (Zip Code)


Registrant's Telephone Number, Including Area Code  (310) 638-2842
                                                   ----------------


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       (Former Name or Former Address, if Changed Since Last Report.)

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Item 5. Other Events.

     On June 17, 1998, Arden Group, Inc. (the "Company") issued a press release (1) stating that, on such date, the Company's Board of Directors authorized a four-for-one stock split of each of the Company's Class A Common Stock and Class B Common Stock through the declaration of a stock dividend of three shares of Class A Common Stock for each share of Class A Common Stock, and three shares of Class B Common Stock for each share of Class B Common Stock, held by stockholders of record at the close of business on June 29, 1998 and (2) reporting the results of the vote on the proposals considered at the Annual Meeting of Stockholders held on June 17, 1998. A copy of such press release is included as Exhibit 99 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     99.  Press release dated June 17, 1998.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARDEN GROUP, INC.
                                       (Registrant)

Date: June 22, 1998                    By /s/ Ernest T. Klinger
                                         ---------------------------------
                                         Ernest T. Klinger, Vice President
                                            Finance and Administration
                                            and Chief Financial Officer

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                           EXHIBIT INDEX TO FORM 8-K

                              ARDEN GROUP, INC.


NUMBER                ITEM                                        PAGE
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 99                   Press release dated June 17, 1998